Filed pursuant to Rule 497(e)

Registration No. 333-271700

Leverage Shares 2X Capped Accelerated COIN Monthly ETF (Ticker: COIO)

Leverage Shares 2X Capped Accelerated MSTR Monthly ETF (Ticker: MSOO)

Leverage Shares 2X Capped Accelerated NVDA Monthly ETF (Ticker: NVDO)

Leverage Shares 2X Capped Accelerated PLTR Monthly ETF (Ticker: PLOO)

Leverage Shares 2X Capped Accelerated TSLA Monthly ETF (Ticker: TSLO)

Each a series of Themes ETF Trust

Listed on Cboe BZX Exchange, Inc.

Supplement dated May 22, 2026

to the Summary Prospectus, Prospectus and Statement of Additional Information,

each dated February 27, 2026 (as supplemented)

The Board of Trustees of Themes ETF Trust has determined that it is in the best interests of shareholders to liquidate and close Leverage Shares 2X Capped Accelerated COIN Monthly ETF, Leverage Shares 2X Capped Accelerated MSTR Monthly ETF, Leverage Shares 2X Capped Accelerated NVDA Monthly ETF, Leverage Shares 2X Capped Accelerated PLTR Monthly ETF and Leverage Shares 2X Capped Accelerated TSLA Monthly ETF (each, a “Fund” and collectively, the “Funds”), based on the recommendation of the Funds’ investment adviser, Themes Management Company, LLC.

The Funds will cease trading on the Cboe BZX Exchange, Inc. (“Cboe”) and will be closed to purchase by investors as of the close of regular trading on the Cboe on June 16, 2026 (the “Closing Date”). The Funds will not accept creation orders after the Closing Date.

Shareholders may sell their holdings in a Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. However, from June 17, 2026 through June 25, 2026 (the “Liquidation Date”) shareholders may only be able to sell their shares to certain broker dealers and there is no assurance that there will be a market for a Fund’s shares during this time period. Between the Closing Date and the Liquidation Date, each Fund will be in the process of closing down and liquidating its portfolio. This process will result in a Fund increasing its cash holdings and, as a consequence, shareholders should not expect the Funds to achieve their stated investment objectives.

On or about the Liquidation Date, each Fund will liquidate its assets and distribute cash pro rata to all shareholders who have not previously redeemed or sold their shares. These distributions are taxable events. In addition, these payments to shareholders may include accrued capital gains and dividends. As calculated on the Liquidation Date, each Fund’s net asset value will reflect the costs of closing the Fund. Once the distributions are complete, the Funds will terminate.